2nd Quarter 2017 Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Operating Officer Chief Financial Officer John J. Martin Executive Vice President Chief Credit Officer Michael J. Stewart Executive Vice President Chief Banking Officer Michele Kawiecki Senior Vice President Director of Finance

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 Why Invest in First Merchants?

4 Financial Highlights Assets $7,805,029 Loans, Net $5,542,673 Deposits $6,017,104 Tangible Common Equity $725,305 TCE/TA 9.68% 2017 Net Income – YTD $47,329 2017 ROAA – YTD 1.28% 2017 ROATCE - YTD 14.20% NPAs/Loans + OREO 0.70% Company Profile (as of 6/30/2017) Market Information Common Shares Outstanding 43,153,509 Market Cap $1,732,182 Dividend Yield 1.54% Price/Tangible Book Value 2.37x Price/LTM EPS 18.3x Price/2017 Est. EPS 17.7x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer First Merchants  First Merchants Bank, formed in 1893, celebrating its 124th anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana ($ in Thousands)

5 Key Market Profiles Loans Deposits $2,398M Indianapolis $1,630M 939M Muncie 1,737M 719M Munster 1,036M 560M Lafayette 1,005M 997M Columbus 609M $5,613M Total $6,017M (as of June 30, 2017) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. Our Franchise

Key FMC Deposit Market Share

FDIC Data June 30, 2016

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	46.17%	$ 893,981
Jasper County, IN	Lafayette (Established)	1	31.26%	198,089
White County, IN	Lafayette (Established)	1	33.24%	159,014
Shelby County, IN	Indianapolis (Growth)	1	19.18%	103,239
Jay County, IN	Muncie (Established)	1	44.32%	91,506
Union County, IN	Muncie (Established)	1	43.39%	47,973
Tippecanoe County, IN	Lafayette (Established)	2	20.91%	510,925
Madison County, IN	Indianapolis (Growth)	2	24.59%	325,704
Henry County, IN	Muncie (Established)	2	37.87%	238,625
Wabash County, IN	Muncie (Established)	2	14.87%	54,790
Hendricks County, IN	Indianapolis (Growth)	3	11.33%	240,483
Adams County, IN	Muncie (Established)	3	16.69%	104,959
Randolph County, IN	Muncie (Established)	3	7.61%	63,409
Clinton County, IN	Lafayette (Established)	3	13.77%	60,689
Morgan County, IN	Indianapolis (Growth)	4	11.59%	98,643
Hancock County, IN	Indianapolis (Growth)	4	8.61%	80,930
Carroll County, IN	Lafayette (Established)	4	10.66%	32,907
Brown County, IN	Indianapolis (Growth)	4	19.11%	18,656
Lake County, IN	Lafayette (Established)	5	7.83%	670,030
Hamilton County, IN	Indianapolis (Growth)	5	6.37%	522,258
Johnson County, IN	Indianapolis (Growth)	5	7.23%	142,769
Fayette County, IN	Muncie (Established)	5	8.47%	26,526
Miami County, IN	Muncie (Established)	5	7.99%	31,331
Sub Total				$4,717,436
First Merchants Total				$5,447,848

6

www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

7 First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition

8 First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System

9 First Merchants Strategy  Consumer Retail Bank • Diversely Located in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System

10 First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Specialty Finance • Healthcare Services • Real Estate • Cash Management Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement)

11 WEALTH ADVISORY MORTGAGE COMMERCIAL BANKING RETAIL BANKING Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hancock, Hendricks, Johnson, Madison, Marion, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Adams, Delaware, Fayette, Henry, Jay, Miami, Randolph, Union, Wabash, Wayne Counties, IN Butler, County, OH Munster Higher Growth Lake & Porter, IN Cook & DuPage, IL How We Deliver

12 Lafayette MSA Entered: 2002 Total Population: 217,817 Deposit Market Share: 18.18% Indianapolis MSA Entered: 1998 Total Population: 2,017,134 Deposit Market Share: 3.41% Columbus, Ohio MSA Entered: 2003 Total Population: 2,058,417 Deposit Market Share: .55% Northwest Indiana MSA* Entered: 2013 Total Population: 687,070 Deposit Market Share: 13.72% *Includes Jasper, Lake, and Porter counties LEGACY MARKET Muncie MSA Established: 1893 Total Population: 116,511 Current Market Share: 46.17% Organic Growth Opportunities Exists in All Directions

13 Ranked Best in the Midwest for Business*  AAA Credit Rating**  1st in Midwest and 5th Nationally for Best State for Doing Business***  1st in the Nation for Small Business Growth  1st Nationally for Cost of Doing Business  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  Leading the Nation in Manufacturing Job Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  Home to the 2nd Largest Global Fed Ex Air Hub  Regulatory Climate Ranks 2nd in the Nation  4th Nationally for Cost of Living  Indiana’s 3 Maritime Ports Rank 6th in Waterborne Shipping Indiana *IEDC **S&P, Moody’s & Fitch ***Chief Executive Magazine

14 Delaware County, IN* Rank Branches Deposits Mkt. Share 1 First Merchants Corporation 12 893,981 46.17% 2 Mutual First Financial 9 476,957 24.63% 3 J.P. Morgan Chase 4 220,534 11.39% 4 Old National Bancorp 7 206,538 10.67% 5 Star Financial Group 3 136,933 7.07% 6 Woodforest Financial Group 1 1,391 0.07% Market Total 38 $1,936,334 Projected HHI & Pop. Change 2017-2022 *SNL Financial FDIC Summary of Deposits as of June 30, 2016 Notable Major Employers  Located 58 miles northeast of Indianapolis in the east central portion of the state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Muncie Market 7.27% 8.00% 8.01% 3.77% 2.11% 0.15% U.S. Indiana Delaware Co. HHI Pop.

7.27% 8.00% 8.97% 3.77% 2.11% 7.34% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2017-2022 15 Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 First Internet Bancorp 1 1,397,573 17.05% 2 JPMorgan Chase & Co. 15 1,339,119 16.34% 3 Merchants Bancorp 2 1,119,000 13.65% 4 PNC Financial Services Group 12 566,061 6.91% 5 First Merchants Corporation 12 522,258 6.37% 6 Lakeland Financial Corp 3 520,349 6.35% 7 Fifth Third Bancorp 7 465,152 5.68% 8 Huntington Bancshares 12 408,965 4.99% 9 Bank of Montreal 9 359,542 4.39% 10 KeyCorp 7 271,393 3.31% Market Total 117 $8,195,095  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population has grown 2% since 2010*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* *IBJ.com **SNL Financial FDIC Summary of Deposits as of June 30, 2016 Notable Major Employers Indianapolis Market

7.27% 8.00% 3.77% 3.77% 2.11% 5.19% U.S. Indiana Tippecanoe Co. HHI Pop. 16 Tippecanoe County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 6 $ 701,835 28.72% 2 First Merchants Corporation 9 510,925 20.91% 3 Regions Financial Corp 7 296,336 12.13% 4 Old National Bancorp 5 257,117 10.52% 5 Lafayette Community Bancorp 4 149,577 6.12% 6 First Bancshares, Inc. 4 125,097 5.12% 7 Huntington Bancshares, Inc. 4 123,337 5.05% 8 Fifth Third Bancorp 3 86,976 3.56% 9 1st Source Corp 3 66,711 2.73% 10 Salin Bancshares 3 47,662 1.95% Market Total 57 $ 2,443,556  Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #17 of 200, New Geography, Best Cities for Manufacturing  Home to Purdue University Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **Indianapolis Business Journal Lafayette Market

17 Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 24 $ 1,812,142 21.17% 2 First Bancshares, Inc. 29 1,790,048 20.91% 3 First Midwest Bancorp 21 1,015,796 11.87% 4 Northwest Indiana Bancorp 15 731,032 8.54% 5 First Merchants Corporation 11 670,030 7.83% 6 First Financial Bancorp 7 652,030 7.62% 7 Fifth Third Bancorp 13 499,788 5.84% 8 Bank of Montreal 15 478,887 5.59% 9 PNC Financial Services Group 4 172,235 2.01% 10 AMB Financial Corp 4 172,143 2.01% Market Total 163 $ 8,560,942  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 7.27% 8.00% 8.16% 3.77% 2.11% -0.54% U.S. Indiana Lake County HHI Pop. Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **www.nwiforum.org/nwi-becoming-an-economic powerhouse Northwest Indiana Market Projected HHI & Pop. Change 2017-2022

18  Second-most populous county in Ohio  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University 7.27% 8.07% 7.59% 3.77% 0.89% 5.04% U.S. Ohio Franklin County HHI Pop. Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **http://jobs-ohio.com/manufacturing/ Franklin County, OH* Rank Branches Deposits Mkt. Share 1 Huntington Bancshares 70 $ 19,176,982 39.51% 2 JP Morgan Chares & Co 49 12,524,687 25.80% 3 PNC Financial Services Group 42 5,243,661 10.80% 4 Fifth Third Bancorp 42 4,775,613 9.84% 5 U. S. Bancorp 34 1,282,621 2.64% 6 Key Corp 21 1,171,856 2.41% 7 Wells Fargo & Co 1 802,026 1.65% 8 Heartland BancCorp 11 508,956 1.05% 9 WesBanco Inc. 10 466,849 .96% 10 First Financial Bancorp 6 458,581 .94% 12 First Merchants Corporation 7 325,171 0.67% Market Total 330 $ 48,539,002 Columbus, Ohio Market

19 Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 20 20

21  Continuous Relationship Building  Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Managed  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center First Merchants Acquisition Process

Operational Delivery Highlights 22 Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located off interstate, less than an hour north of Indianapolis, IN  60,000+ square feet of flexible space Strategic Vendor Partners

 Retail Households: 145K  Online Banking/Digital Channel • Consumer: 66K Users • 970K logins monthly • 12K bill pay users • 80K payments monthly  Cash Management Annual Volume • Automated Clearing House (ACH) • # Originated: 2M Items ($7B) • # Received: 13M Items ($20B) • Mobile: 30K Users • 23 average logins per month • 8K mobile deposits per month • Domestic Wires • # Originated: 37K Items ($11.2B) • # Received: 37K Items ($18.2B) • Business: 9.9K Users • 13% use ACH/Wire/Positive Pay • International Wires • # Originated: 1K Items ($43.67M) • # Received: 243 Items ($4.4M) • Total ATMS: 124  Total Debit Cards • 146K active cards • 2.5M monthly card swipes • $100M in monthly volume  Commercial Remote Deposit Capture • 498 businesses using solution • 135K deposits annually • 1.6M items deposited annually • $3.1B in total deposits 23 Operational Delivery Highlights Customer, Digital Channel & Transaction Activity

24 2nd Quarter 2017 Financial Highlights  Earnings Per Share of $ .57, a 16.3% Increase over 2Q2016  $24.1 Million of Net Income, a 20.6% Increase over 2Q2016  Total Assets of $7.8 Billion Grew by 13.0% over 2Q2016 Organic Loan Growth of $114 Million, an 8.6% Annualized Growth Rate Organic Deposit Growth of $129 Million, a 9.2% Annualized Growth Rate

25 2nd Quarter 2017 Performance Highlights  1.28% Return on Average Assets  9.82% Return on Average Equity  $16.97 Tangible Book Value Per Share, a 9.3% Increase over 2Q2016  53.61% Efficiency Ratio  Completed Acquisition of The Arlington Bank on May 19, 2017  Completed Acquisition of Independent Alliance Banks, Inc. on July 14, 2017

Total Assets 2015 2016 Q1-’17 Q2-’17 1. Investments $1,277 $1,305 $1,327 $1,343 2. Loans Held for Sale 10 3 1 4 3. Loans 4,694 5,140 5,275 5,613 4. Allowance (62) (66) (68) (70) 5. CDI & Goodwill 260 259 258 310 6. BOLI 201 202 203 200 7. Other 381 369 330 405 8. Total Assets $6,761 $7,212 $7,326 $7,805 Annualized Asset Growth 6.7% 16.4%* 26 *Annualized from 12.31.2016

Commercial & Industrial 23.0% Commercial Real Estate Owner-Occupied 10.3% Commercial Real Estate Non-Owner Occupied 25.7% Construction Land & Land Development 7.9% Agricultural Land 2.6% Agricultural Production 1.3% Public Finance/Other Commercial 4.9% Residential Mortgage 15.2% Home Equity 7.8% Other Consumer 1.3% QTD Yield = 4.65% YTD Yield = 4.64% Total Loans = $5.6 Billion Loan and Yield Detail (as of 6/30/2017) 27

Mortgage-Backed Securities 30% Collateralized Mortgage Obligations 20% U. S. Agencies 2% Corporate Obligations 2% Corporate Equities 1% Tax-Exempt Municipals 45% Investment Portfolio (as of 6/30/2017)  $1.3 Billion Portfolio  Modified duration of 4.7 years  Tax equivalent yield of 3.85%  Net unrealized gain of $35.2 Million 28

29 Total Liabilities and Capital ($ in Millions) 2015 2016 Q1-’17 Q2-’17 1. Customer Non-Maturity Deposits $4,096 $4,428 $4,426 $4,724 2. Customer Time Deposits 880 747 789 875 3. Brokered Deposits 314 381 420 418 4. Borrowings 446 572 587 581 5. Other Liabilities 51 60 53 49 6. Hybrid Capital 123 122 122 123 7. Common Equity 851 902 929 1,035 8. Total Liabilities and Capital $6,761 $7,212 $7,326 $7,805

Deposit Detail (as of 6/30/2017) QTD Cost = .45% YTD Cost = .42% Total = $6.0 Billion 30 Demand Deposits 50% Savings Deposits 28% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 9% Brokered Deposits 7%

11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 31 Capital Ratios (Target) (Target) (Target)

32 Net Interest Margin Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Net Interest Income - FTE ($millions) $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 Fair Value Accretion $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 Tax Equivalent Yield on Earning Assets 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% Cost of Supporting Liabilities 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% Net Interest Margin 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 3.72% 3.72% 3.81% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $40 $44 $48 $52 $56 $60 $64 $68 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion

33 Non-Interest Income – – – – – – – – – 2015 2016 Q1-’17 Q2-’17 1. Service Charges on Deposit Accounts $16.2 $17.8 $ 4.2 $ 4.4 2. Wealth Management Fees 11.3 12.6 3.4 3.4 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 3.7 4.2 5. Cash Surrender Value of Life Ins 2.9 4.3 0.9 3.0 6. Gains on Sales Mortgage Loans 6.5 7.1 1.3 1.6 7. Securities Gains/Losses 2.7 3.4 0.6 0.6 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 0.8 1.2 11. Total $69.8 $65.2 $14.9 $18.4 ($ in Millions) – – –

34 Non-Interest Expense 2015 2016 Q1-’17 Q2-’17 1. Salary & Benefits $101.9 $102.6 $ 25.7 $ 27.1 2. Premises & Equipment 25.5 29.5 7.0 6.9 3. Core Deposit Intangible 2.8 3.9 0.9 1.0 4. Professional & Other Outside Services 9.9 6.5 1.7 3.3 5. OREO/Credit-Related Expense 3.9 2.9 0.5 0.7 6. FDIC Expense 3.7 3.0 0.6 0.6 7. Outside Data Processing 7.1 9.2 2.6 3.1 8. Marketing 3.5 3.0 0.6 0.8 9. Other 16.5 16.7 3.5 3.8 10. Non-Interest Expense $174.8 $177.3 $43.1 $47.3 ($ in Millions)

35 2015 2016 Q1-’17 Q2-’17 1. Net Interest Income $196.4 $226.5 $ 61.0 $ 63.1 2. Provision for Loan Losses (0.4) (5.7) (2.4) (2.9) 3. Net Interest Income after Provision 196.0 220.8 58.6 60.2 4. Non-Interest Income 69.8 65.2 14.9 18.4 5. Non-Interest Expense (174.8) (177.3) (43.1) (47.3) 6. Income before Income Taxes 91.0 108.7 30.4 31.3 7. Income Tax Expense (25.6) (27.6) (7.2) (7.2) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 23.2 $24.1 9. EPS $ 1.72 $ 1.98 $ 0.56 $ 0.57 10. Efficiency Ratio 61.19% 56.51% 52.61% 53.61% Earnings ($ in Millions)

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 – – $ 1.13 2. Dividends $ .15 .18 – – $ .33 3. Tangible Book Value $16.49 $16.97 – – 36 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.97 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 .11 .01 .03 .05 .14 .15 1.79% Forward Dividend Yield 29.2% YTD Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 37 .18

38 Asset Quality Summary ($ in Millions) FMB 2015 2016 Q1-'17 Q2-'17 1 Arlington Q2-'17 $ 1 $ % 186.1 1. Non-Accrual Loans 31.4$ 30.0$ 27.9$ 26.1$ 1.3$ 27.4$ (1.8)$ (0.5)$ (1.8%) 2. Other Real Estate 17.3 9.0 8.3 11.9 - 11.9 3.6 3.6 43.4% 3. Renegotiated Loans 1.9 4.7 0.9 0.4 - 0.4 (0.5) (0.5) (55.6%) 4. 90+ Days Delinquent Loans 0.9 0.1 0.1 0.2 0.4 0.6 0.1 0.5 500.0% 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 37.2$ 38.6$ 1.7$ 40.3$ 1.4$ 3.1$ 8.3% 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 0.7% 0.7% 0.8% 0.7% 7. Classified Assets 171.8$ 174.1$ 173.9$ 143.3$ 5.5$ 148.8$ (30.6)$ (25.1)$ (14.4%) 8. Criticized Assets (includes Classified) 275.0$ 292.6$ 304.3$ 244.0$ 5.5$ 249.5$ (60.3)$ (54.8)$ (18.0%) 1 Excludes acquired Arlington loans Change Linked Quarter 1 Excludes acquired Arlington Bank loans

39 ALLL and Fair Value Summary ($ in Millions) Q3-'16 Q4-'16 Q1-'17 Q2-'17 1. Beginning Allowance for Loan Losses (ALLL) 62.2$ 63.5$ 66.0$ 68.2$ 2. Net Charge-offs (Recoveries) 0.6 (0.1) 0.2 0.6 3. Provision Expense 1.9 2.4 2.4 2.9 4. Ending Allowance for Loan Losses (ALLL) 63.5 66.0 68.2 70.5 5. Fair Value Adjustment (FVA) 37.9 34.9 30.6 29.7 6. Total ALLL plus FVA 101.4 100.9 98.8 100.2 7. Purchased Loans plus FVA 771.6 700.4 639.3 792.6 8. Specific Reserves 1.6 0.9 1.2 1.2 9. ALLL/Non-Accrual Loans 186.1% 220.1% 244.4% 257.7% 10. ALLL/Non-Purchased Loans 1.50% 1.47% 1.46% 1.45% 11. ALLL/Loans 1.28% 1.28% 1.29% 1.25% 12. ALLL & FVA/Total Loan Balances plus FVA1 2.02% 1.95% 1.86% 1.77% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

40

41 FMC Strategy and Tactics Overview Looking Forward . . .  Drive to gain the synergies and market expansion the Arlington Bank and Independent Alliance Bank acquisitions offer.  Win in all our Markets in all Businesses; Lending, Deposit Gathering, Payments, and Private Wealth Management; be the service-driven alternative to super-regional bank competitors  Continue Implementation of Workflow Technologies and Automation Agents for Back-Office Efficiency and Operating Leverage  Expand Specialty Finance Business in Asset Based Lending, Sponsor Finance, and Public Finance  Persistently Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Prepare to Successfully Cross the $10 Billion Asset Level “Responsive, Knowledgeable, High-Performing”

42 Recent Acquisition Announcements

43 The Arlington Bank Summary  Acquisition Completed on May 19, 2017  Headquartered in Columbus, Ohio  Founded in 1998  Balance Sheet as of May 19, 2017 • $232 Million in Loans • $253 Million in Deposits  3rd Quarter 2017 Integration

44 The Arlington Bank Transaction Rationale  Columbus Ohio Market Expansion • Adds Three, Full-Service Banking Centers to our Seven; Creating a Columbus Banking Presence with Nearly $1 Billion in Loans • Banking Centers Average More than $80 Million in Deposits Per Location of which 92% are Core • Improves First Merchants’ Deposit Market Position from #12 to #8 • Columbus is One of the Fastest Growing Cities in the Midwest • Arlington Bank is the 9th Largest Originator of Residential Mortgages in the Columbus, Ohio Area Strategic Opportunity Financially Attractive  Accretive to EPS During 2017  Tangible Book Value Earn-Back in Three Years  Significant Operating Efficiencies – Approximately 35% in Cost Savings Attractive Risk Profile  Cultural Fit, Retention of Key Management Members  Due Diligence Process Completed  Experienced Acquirer, Core Competency in Integration Processes

45  Acquisition Completed on July 14, 2017  Headquartered in Fort Wayne, Indiana  Founded in 2005 in a combination of two 70-year old companies; Grabill Bank and MarkleBank  Balance Sheet as of June 30, 2017 • $1,089 Million in Assets • $754 Million in Loans • $863 Million in Deposits  4th Quarter 2017 Integration Independent Alliance Banks, Inc. Summary *as of February 16, 2017

46  Contiguous Market Expansion • Significant Entry into Fort Wayne MSA, Indiana’s 2nd Largest MSA, with $646 Million in Deposits and #5 Market Share Position • #1 Market Share in Wells County with Two County Seat Locations  Strong and Growing Core Earnings, Acquisition Accretive to EPS by 2% in 2017 and 5% annually thereafter  Tangible Book Value Earn Back of 3.75 Years  Significant and Stable Core Deposits, 91% of Deposits  Maintains a Healthy Capital Position  Comprehensive Due Diligence Process Completed  Cultural Fit and Retention of Key Management Members including Mike Marhenke and Will Thatcher in Leadership Roles  Experienced Acquirer, Core Competency in Integration Processes  Market Opportunity • Leverage Successful First Merchants Model into Northeast Indiana Markets • Diverse Loan Portfolio with Significant Opportunities to Expand • Bridge to Significant Markets in North Western Ohio and Southern Michigan Strategic Opportunity Financially Attractive Attractive Risk Profile Independent Alliance Banks, Inc. Transaction Rationale

47 Why Invest in First Merchants?  Performance Ranked Best among Indiana Banks by Bank Director Magazine  Attractive and Growing Earnings Stream  2nd Largest Indiana Bank with an Energized and Experienced Management Team  Attractive Long-Term Deposit Market Shares  Commercial Presence that Creates a Client Preference  State-of-the-Art Technology and Operations Center  Successful Acquisition and Integration Track Record  Focused on Providing Sustainable Shareholder Value

48 Research Coverage

49 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

Appendix

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	749,955	766,984	850,509	867,263	887,550	900,865	901,657	929,470	1,035,116
Adjust for Accumulated Other Comprehensive (Income) Loss [a]	6,490	3,614	1,362	(2,066)	(7,035)	(3,924)	13,581	3,722	(1,384)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	56,827	51,827	55,776	55,236	55,296	55,355	55,415	55,474	55,534
Less: Tier 1 Capital Deductions	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)	(376)	(80)	(166)
Less: Disallowed Goodwill and Intangible Assets	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)	(300,307)
Less: Disallowed Deferred Tax Assets	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)	(564)	(320)	(665)
Total Tier 1 Capital (Regulatory)	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	60,865	62,012	62,453	62,086	62,186	63,456	66,037	68,225	70,471
Total Risk-Based Capital (Regulatory)	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873	$ 923,474
Net Risk-Weighted Assets (Regulatory)	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710
Total Risk-Based Capital Ratio (Regulatory)	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**	**14.01%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003
Less: Qualified Capital Securities	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)	(55,534)
Add: Additional Tier 1 Capital Deductions	2,371	3,418	2,516	1,999	1,828	1,440	376	80	166
Less: Preferred Stock									
Common Equity Tier 1 Capital (Regulatory)	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445	$ 682,254	$ 732,635
Net Risk-Weighted Assets (Regulatory)	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**	**11.11%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

51

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation
FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17
Total Stockholders' Equity (GAAP)	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)
Tangible Common Equity (non-GAAP)	$ 529,634	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382	$ 725,305
Total Assets (GAAP)	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029
Less: Intangibles Assets	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)
Tangible Assets (non-GAAP)	$ 5,920,112	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343
Tangible Common Equity Ratio (non-GAAP)	**8.95%**	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**	**9.68%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	6,753	6,453	6,204	5,930	5,659	6,941
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 612,092	$ 633,056	$ 647,100	$ 648,596	$ 677,041	$ 732,246
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,749,340	40,772,896	40,799,025	40,912,697	41,047,543	43,153,509
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**	**$ 15.85**	**$ 16.49**	**$ 16.97**

52

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

53 Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2015 2016 1Q17 2Q17 Non Interest Expense (GAAP) 174,806$ 177,359$ 43,099$ 47,316$ Less: Core Deposit Intangible Amortization (2,835) (3,910) (903) (991) Less: OREO and Foreclosure Expenses (3,956) (2,877) (531) (731) Adjusted Non Interest Expense (non-GAAP) 168,015 170,572 41,665 45,594 Net Interest Income (GAAP) 196,404 226,473 60,999 63,100 Plus: Fully Taxable Equivalent Adjustment 10,975 13,541 3,950 4,083 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 207,379 240,014 64,949 67,183 Non Interest Income (GAAP) 69,868 65,203 14,846 18,434 Less: Investment Securities Gains (Losses) (2,670) (3,389) (598) (567) Adjusted Non Interest Income (non-GAAP) 67,198 61,814 14,248 17,867 Adjusted Revenue (non-GAAP) 274,577 301,828 79,197 85,050 Efficiency Ratio (non-GAAP) 61.19% 56.51% 52.61% 53.61% FORWARD DIVIDEND YIELD 2Q17 Most recent quarter's divid nd per share 0.18$ Most recent quarter's dividend per share - Annualized 0.72$ Stock Price at 6/30/17 40.14$ Forward Dividend Yield 1.79% DIVIDEND PAYOUT RATIO 2017 YTD Dividends per share 0.33$ Earnings Per Share 1.13$ Dividend Payout Ratio - YTD 29.2%

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2015	2016	1Q17	2Q17
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 927,774	$ 973,641	$ 993,130	$ 1,099,762
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	(579)	9,701	8,226	3,830
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	(1,903)	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(246,558)	(248,656)	(250,047)	(299,859)
Less: Disallowed Deferred Tax Assets	(1,269)	-	-	-
Total Tier 1 Capital (Regulatory)	677,340	734,561	751,184	803,608
Allowance for Loan Losses includible in Tier 2 Capital	62,453	66,037	68,225	70,471
Total Risk-Based Capital (Regulatory)	$ 739,793	$ 800,598	$ 819,409	$ 874,079
Construction, Land and Land Development Loans	$ 366,704	$ 418,703	$ 336,931	$ 442,389
Concentration as a % of the Bank's Risk-Based Capital	**50%**	**52%**	**41%**	**51%**
Construction, Land and Land Development Loans	$ 366,704	$ 418,703	$ 336,931	$ 442,389
Investment Real Estate Loans	1,090,573	1,272,415	1,423,792	1,443,576
Total Construction and Investment RE Loans	$ 1,457,277	$ 1,691,118	$ 1,760,723	$ 1,885,965
Concentration as a % of the Bank's Risk-Based Capital	**197%**	**211%**	**215%**	**216%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	3Q16	4Q16	1Q17	2Q17
Loans Held for Sale (GAAP)	$ 1,482	$ 2,929	$ 1,262	$ 4,036
Loans (GAAP)	4,973,844	5,139,645	5,274,909	5,613,144
Total Loans	4,975,326	5,142,574	5,276,171	5,617,180
Less: Purchased Loans	(733,715)	(665,417)	(608,724)	(762,893)
Non-Purchased Loans (non-GAAP)	$ 4,241,611	$ 4,477,157	$ 4,667,447	$ 4,854,287
Allowance for Loan Losses (GAAP)	$ 63,456	$ 66,037	$ 68,225	$ 70,471
Fair Value Adjustment (FVA) (GAAP)	37,898	34,936	30,623	29,664
Allowance plus FVA (non-GAAP)	$ 101,354	$ 100,973	$ 98,848	$ 100,135
Total Loans	$ 4,975,326	$ 5,142,574	$ 5,276,171	$ 5,617,180
Fair Value Adjustment (FVA) (GAAP)	37,898	34,936	30,623	29,664
Total Loans plus FVA (non-GAAP)	$ 5,013,224	$ 5,177,510	$ 5,306,794	$ 5,646,844
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.50%**	**1.47%**	**1.46%**	**1.45%**
Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP)	**2.02%**	**1.95%**	**1.86%**	**1.77%**

54

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500